                                                                                                                      EXHIBIT 99.10
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     MONTHLY OPERATING REPORT
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  CASE  NAME: FLIGHT ONE LOGISTICS, INC.                                                                      ACCRUAL BASIS
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  CASE  NUMBER: 400-42069-BJH                                                                    02/13/95, RWD, 2/96
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  JUDGE:  BARBARA J. HOUSER

  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------

                                                         UNITED STATES BANKRUPTCY COURT

                                                           NORTHERN DISTRICT OF TEXAS

                                                                 SIXTH DIVISION

                                                               MONTHLY OPERATING REPORT

                                                         MONTH ENDING: JANUARY 31, 2001

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
  DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
  MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE
  ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS
  ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
  RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY
  KNOWLEDGE.

  RESPONSIBLE  PARTY:

  /s/ Drew Keith                                                              Chief Financial Officer
  -------------------------------------------------------        -----------------------------------------------------
  ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                    TITLE

  Drew Keith                                                                     2/20/01
  -------------------------------------------------------        -----------------------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                                               DATE

  PREPARER:

  /s/ Jessica L. Wilson                                          Chief Accounting Officer
  -------------------------------------------------------        -----------------------------------------------------
  ORIGINAL  SIGNATURE  OF  PREPARER                                              TITLE

  Jessica L. Wilson                                                              2/20/01
  -------------------------------------------------------        -----------------------------------------------------
  PRINTED NAME OF PREPARER                                                        DATE


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    MONTHLY OPERATING REPORT
   -----------------------------------------------------------------------------------
   CASE  NAME: FLIGHT ONE LOGISTICS, INC.                                                               ACCRUAL BASIS-1
   -----------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------
   CASE  NUMBER: 400-42069-BJH                                                                 02/13/95, RWD, 2/96
   -----------------------------------------------------------------------------------



  -----------------------------------------------------------------------------------

  COMPARATIVE  BALANCE  SHEET


  -------------------------------------------------------------------------------------------------------------
                                               SCHEDULE                MONTH            MONTH          MONTH
                                                             --------------------------------------------------
  ASSETS                                        AMOUNT              January 2001
  -------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED  CASH                                                $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED  CASH                                                  $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  3.      TOTAL  CASH                                 $0                    $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS  RECEIVABLE  (NET)                                  $20,742               $0             $0
  -------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                                         $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  6.      NOTES  RECEIVABLE                                                 $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  7.      PREPAID  EXPENSES                                                 $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  8.      OTHER  (ATTACH  LIST)                  $39,149                  $724               $0             $0
  -------------------------------------------------------------------------------------------------------------
  9.      TOTAL  CURRENT  ASSETS                 $39,149               $21,466               $0             $0
  -------------------------------------------------------------------------------------------------------------
  10.     PROPERTY,  PLANT  &  EQUIPMENT                                    $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  11.     LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION                                          $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  12.     NET  PROPERTY,  PLANT  &
          EQUIPMENT                                   $0                    $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                                                 $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  14.     OTHER  ASSETS  -  NET  OF
          AMORTIZATION  (ATTACH  LIST)                                      $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)                                               $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                           $39,149               $21,466               $0             $0
  -------------------------------------------------------------------------------------------------------------
  POSTPETITION  LIABILITIES

  -------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS  PAYABLE                                                 $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  18.     TAXES  PAYABLE                                                    $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  19.     NOTES  PAYABLE                                                    $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL  FEES                                                $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  21.     SECURED  DEBT                                                     $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  22.     OTHER  (ATTACH  LIST)                                             $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  23.     TOTAL  POSTPETITION
          LIABILITIES                                                       $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  PREPETITION  LIABILITIES
  -------------------------------------------------------------------------------------------------------------
  24.     SECURED  DEBT                                                     $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  25.     PRIORITY  DEBT                                                    $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  26.     UNSECURED  DEBT                                             ($16,740)              $0             $0
  -------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                                               $0               $0             $0
  -------------------------------------------------------------------------------------------------------------
  28.     TOTAL  PREPETITION  LIABILITIES             $0              ($16,740)              $0             $0
  -------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                           $0              ($16,740)              $0             $0
  -------------------------------------------------------------------------------------------------------------
  EQUITY

  -------------------------------------------------------------------------------------------------------------
  30.     PREPETITION  OWNERS'  EQUITY                                 $38,956               $0             $0
  -------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION  CUMULATIVE
          PROFIT  OR  (LOSS)                                             ($750)              $0             $0
  -------------------------------------------------------------------------------------------------------------
  32.     DIRECT  CHARGES  TO  EQUITY
          (ATTACH  EXPLANATION)
  -------------------------------------------------------------------------------------------------------------
  33.     TOTAL  EQUITY                               $0               $38,206               $0             $0
  -------------------------------------------------------------------------------------------------------------
  34.     TOTAL  LIABILITIES  &
          OWNERS'  EQUITY                             $0               $21,466               $0             $0
  -------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
                                                                                          MONTHLY OPERATING REPORT
   --------------------------------------------------------------------------------
   CASE  NAME: FLIGHT ONE LOGISTICS, INC.                                                        ACCRUAL BASIS-2
   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

   CASE  NUMBER: 400-42069-BJH                                                            02/13/95, RWD, 2/96
   --------------------------------------------------------------------------------

   ----------------------------------------------------------
   INCOME STATEMENT
   -----------------------------------------------------------------------------------------------------
                                                      MONTH        MONTH        MONTH        QUARTER
                                              --------------------------------------------
   REVENUES                                       January 2001                                TOTAL
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
   1.     GROSS  REVENUES                                    $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   2.     LESS:  RETURNS & DISCOUNTS                         $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   3.     NET  REVENUE                                       $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   COST  OF  GOODS  SOLD

   -----------------------------------------------------------------------------------------------------
   4.     MATERIAL                                           $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   5.     DIRECT  LABOR                                      $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   6.     DIRECT  OVERHEAD                                   $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   7.     TOTAL  COST  OF  GOODS  SOLD                       $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   8.     GROSS  PROFIT                                      $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   OPERATING  EXPENSES

   -----------------------------------------------------------------------------------------------------
   9.     OFFICER / INSIDER  COMPENSATION                    $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   10.    SELLING  &  MARKETING                              $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                           $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   12.    RENT  &  LEASE                                     $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                                $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   14.    TOTAL  OPERATING  EXPENSES                         $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   15.    INCOME  BEFORE  NON-OPERATING
          INCOME & EXPENSE                                   $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   OTHER  INCOME  &  EXPENSES

   -----------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT.  LIST)                  $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT.  LIST)                 $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   18.    INTEREST  EXPENSE                                  $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   19.    DEPRECIATION / DEPLETION                           $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                                       $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                                $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   22.    NET  OTHER INCOME & EXPENSES                       $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   REORGANIZATION  EXPENSES

   -----------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL  FEES                                 $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   24.    U.S.  TRUSTEE  FEES                                $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                                $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   26.    TOTAL  REORGANIZATION  EXPENSES                    $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   27.    INCOME  TAX                                        $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------
   28.    NET  PROFIT  (LOSS)                                $0           $0            $0           $0
   -----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                          MONTHLY OPERATING REPORT

   ---------------------------------------------------------------------------------
   CASE  NAME: FLIGHT ONE LOGISTICS, INC.                                                         ACCRUAL BASIS-3
   ---------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------
   CASE  NUMBER: 400-42069-BJH                                                            02/13/95, RWD, 2/96
   ---------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------
   CASH  RECEIPTS  AND                                 MONTH        MONTH        MONTH       QUARTER
                                              ---------------------------------------------
   DISBURSEMENTS                                   January 2001                               TOTAL
   -----------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING  OF  MONTH                         $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   RECEIPTS  FROM  OPERATIONS

   -----------------------------------------------------------------------------------------------------
   2.     CASH  SALES                                         $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   COLLECTION  OF  ACCOUNTS  RECEIVABLE

   -----------------------------------------------------------------------------------------------------
   3.     PREPETITION                                         $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   4.     POSTPETITION                                        $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   5.     TOTAL  OPERATING  RECEIPTS                          $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS

   -----------------------------------------------------------------------------------------------------
   6.     LOANS  &  ADVANCES  (ATTACH  LIST)                  $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   7.     SALE  OF  ASSETS                                    $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   8.     OTHER  (ATTACH  LIST)                               $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   9.     TOTAL  NON-OPERATING  RECEIPTS                      $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   10.    TOTAL  RECEIPTS                                     $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   11.    TOTAL  CASH  AVAILABLE                              $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   OPERATING  DISBURSEMENTS

   -----------------------------------------------------------------------------------------------------
   12.    NET  PAYROLL                                        $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                                  $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   14.    SALES,  USE  &  OTHER  TAXES  PAID                  $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   15.    SECURED / RENTAL / LEASES                           $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   16.    UTILITIES                                           $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   17.    INSURANCE                                           $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   18.    INVENTORY  PURCHASES                                $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   19.    VEHICLE  EXPENSES                                   $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   20.    TRAVEL                                              $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                       $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   22.    REPAIRS  &  MAINTENANCE                             $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                            $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                         $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   25.    OTHER  (ATTACH  LIST)                               $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   26.    TOTAL  OPERATING  DISBURSEMENTS                     $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   REORGANIZATION  EXPENSES

   -----------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL  FEES                                  $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   28.    U.S.  TRUSTEE  FEES                                 $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   29.    OTHER  (ATTACH  LIST)                               $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   30.    TOTAL  REORGANIZATION  EXPENSES                     $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   31.    TOTAL  DISBURSEMENTS                                $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   32.    NET  CASH  FLOW                                     $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                                 $0           $0           $0           $0
   -----------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                                                                            MONTHLY OPERATING REPORT

   --------------------------------------------------------------
   CASE  NAME: FLIGHT ONE LOGISTICS, INC.                                           ACCRUAL BASIS-4
   --------------------------------------------------------------

   --------------------------------------------------------------
   CASE  NUMBER: 400-42069-BJH                                              02/13/95, RWD, 2/96
   ---------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE                  MONTH          MONTH         MONTH
                                                                   -----------------------------------------------------
   ACCOUNTS  RECEIVABLE  AGING                     AMOUNT               January 2001
   --------------------------------------------------------------------------------------------------------------
   1.      0-30                                                                  $0             $0            $0
   --------------------------------------------------------------------------------------------------------------
   2.      31-60                                                                 $0             $0            $0
   --------------------------------------------------------------------------------------------------------------
   3.      61-90                                                                 $0             $0            $0
   --------------------------------------------------------------------------------------------------------------
   4.      91+                                                              $20,742             $0            $0
   --------------------------------------------------------------------------------------------------------------
   5.      TOTAL  ACCOUNTS  RECEIVABLE                   $0                 $20,742             $0            $0
   --------------------------------------------------------------------------------------------------------------
   6.      AMOUNT  CONSIDERED  UNCOLLECTIBLE                                     $0             $0            $0
   --------------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS  RECEIVABLE  (NET)                   $0                 $20,742             $0            $0
   --------------------------------------------------------------------------------------------------------------


   ----------------------------------------------------------------

   AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                                     MONTH:      January 2001
                                                                                            --------------------
   -------------------------------------------------------------------------------------------------------------
                                         0-30          31-60         61-90         91+
   TAXES  PAYABLE                        DAYS          DAYS          DAYS         DAYS           TOTAL
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
   1.      FEDERAL                           $0            $0            $0           $0             $0
   -----------------------------------------------------------------------------------------------------
   2.      STATE                             $0            $0            $0           $0             $0
   -----------------------------------------------------------------------------------------------------
   3.      LOCAL                             $0            $0            $0           $0             $0
   -----------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)               $0            $0            $0           $0             $0
   -----------------------------------------------------------------------------------------------------
   5.      TOTAL  TAXES  PAYABLE             $0            $0            $0           $0             $0
   -----------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------
   6.      ACCOUNTS  PAYABLE                 $0            $0            $0           $0             $0
   -----------------------------------------------------------------------------------------------------

   -----------------------------------------------------

   STATUS  OF  POSTPETITION  TAXES                                 MONTH:      January 2001
                                                                              ---------------------------------------

   ------------------------------------------------------------------------------------------------------------------
                                                BEGINNING           AMOUNT                           ENDING
                                                   TAX           WITHHELD AND/       AMOUNT            TAX
   FEDERAL                                     LIABILITY*         0R ACCRUED          PAID          LIABILITY
   -------------------------------------------------------------------------------------------------------------
   1.      WITHHOLDING**                                 $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                               $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                               $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                                  $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   5.      INCOME                                        $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                           $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   7.      TOTAL  FEDERAL  TAXES                         $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   STATE  AND  LOCAL

   -------------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                                   $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   9.      SALES                                         $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   10.     EXCISE                                        $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                                  $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   12.     REAL  PROPERTY                                $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   13.     PERSONAL  PROPERTY                            $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                           $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   15.     TOTAL  STATE  &  LOCAL                        $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------
   16.     TOTAL  TAXES                                  $0                 $0               $0              $0
   -------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                MONTHLY OPERATING REPORT
   ---------------------------------------------------------------------
   CASE  NAME: FLIGHT ONE LOGISTICS, INC.                                               ACCRUAL BASIS-5
   ---------------------------------------------------------------------

   ---------------------------------------------------------------------
   CASE  NUMBER: 400-42069-BJH                                                  02/13/95, RWD, 2/96
   ---------------------------------------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                     MONTH:      January 2001
                                                            ------------------------------------------
   -------------------------------------------
   BANK  RECONCILIATIONS

                                                    Account #1      Account #2     Account #3   TOTAL
   -------------------------------------------------------------------------------------------------------
   A.          BANK:                                    N/A
   -----------------------------------------------------------------------------------------------------------
   B.           ACCOUNT  NUMBER:                        N/A
   -----------------------------------------------------------------------------------------------------------
   C.           PURPOSE  (TYPE):                        N/A

--------------------------------------------------------------------------------------------------------------
   1.      BALANCE  PER  BANK  STATEMENT                     $0

--------------------------------------------------------------------------------------------------------------
   2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED                            $0
   -----------------------------------------------------------------------------------------------------------
   3.      SUBTRACT:  OUTSTANDING  CHECKS                                  $0
   -----------------------------------------------------------------------------------------------------------
   4.      OTHER  RECONCILING  ITEMS                                       $0
   -----------------------------------------------------------------------------------------------------------
   5.      MONTH  END  BALANCE  PER  BOOKS                                 $0              $0               $0
   -----------------------------------------------------------------------------------------------------------
   6.      NUMBER  OF  LAST  CHECK  WRITTEN
   -----------------------------------------------------------------------------------------------------------


   ----------------------------------
   INVESTMENT ACCOUNTS

   ------------------------------------------------------------------------------------------------------------
                                             DATE OF           TYPE OF         PURCHASE                CURRENT
   BANK,  ACCOUNT  NAME  &  NUMBER          PURCHASE         INSTRUMENT          PRICE                  VALUE
   ---------------------------------------------------------------------------------------------------------------
   7.      N/A
   ---------------------------------------------------------------------------------------------------------------
   8.      N/A
   ---------------------------------------------------------------------------------------------------------------
   9.      N/A
   ---------------------------------------------------------------------------------------------------------------
   10.     N/A
   ---------------------------------------------------------------------------------------------------------------
   11.     TOTAL  INVESTMENTS                                                           $0                     $0
   ---------------------------------------------------------------------------------------------------------------

   CASH

   ---------------------------------------------------------------------------------------------------------------
   12.     CURRENCY ON HAND                                                                                    $0
   ---------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------
   13.     TOTAL  CASH  -  END  OF MONTH                                                                       $0
   ---------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------

                                                                                      MONTHLY OPERATING REPORT
  -----------------------------------------------------------------------------
  CASE  NAME: FLIGHT ONE LOGISTICS, INC.                                                  ACCRUAL BASIS-6
  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
  CASE  NUMBER: 400-42069-BJH                                                         02/13/95, RWD, 2/96
  -----------------------------------------------------------------------------


                                                                                      MONTH:              January 2001
                                                                                      ----------------------------------------
  -----------------------------------------------------------------------------
  PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

  -----------------------------------------------------------------------------

  OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
  TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
  AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
  COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
  TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

  -------------------------------------------------------------------------------------------------
                                              INSIDERS

  -------------------------------------------------------------------------------------------------
                                         TYPE OF                 AMOUNT            TOTAL PAID
                NAME                     PAYMENT                  PAID               TO DATE
  -------------------------------------------------------------------------------------------------
  1.   N/A
  -------------------------------------------------------------------------------------------------
  2.   N/A
  -------------------------------------------------------------------------------------------------
  3.   N/A
  -------------------------------------------------------------------------------------------------
  4.   N/A
  -------------------------------------------------------------------------------------------------
  5.   N/A
  -------------------------------------------------------------------------------------------------
  6.   TOTAL  PAYMENTS
       TO  INSIDERS                                                         $0                  $0
  -------------------------------------------------------------------------------------------------



  -------------------------------------------------------------------------------------------------------------------
                             PROFESSIONALS

  -------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                     TOTAL
                                    ORDER AUTHORIZING       AMOUNT         AMOUNT      TOTAL PAID     INCURRED
                     NAME                PAYMENT           APPROVED         PAID         TO DATE     & UNPAID *
  -------------------------------------------------------------------------------------------------------------------
  1.   N/A
  -------------------------------------------------------------------------------------------------------------------
  2.   N/A
  -------------------------------------------------------------------------------------------------------------------
  3.   N/A
  -------------------------------------------------------------------------------------------------------------------
  4.   N/A
  -------------------------------------------------------------------------------------------------------------------
  5.   N/A
  -------------------------------------------------------------------------------------------------------------------
  6.   TOTAL  PAYMENTS
       TO  PROFESSIONALS                                          $0             $0            $0            $0
  -------------------------------------------------------------------------------------------------------------------

  *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

  --------------------------------------------------------------------------------------------------------------------
  POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
  PROTECTION  PAYMENTS

  ---------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED             AMOUNTS
                                                                MONTHLY               PAID                TOTAL
                                                                PAYMENTS             DURING              UNPAID
                     NAME OF CREDITOR                             DUE                 MONTH           POSTPETITION
  ---------------------------------------------------------------------------------------------------------------------
  1.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  2.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  3.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  4.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  5.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  6.   TOTAL                                                           $0                  $0                  $0
  ---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       MONTHLY OPERATING REPORT
  --------------------------------------------------------------------
  CASE  NAME: FLIGHT ONE LOGISTICS, INC.                                               ACCRUAL  BASIS-7
  --------------------------------------------------------------------

  --------------------------------------------------------------------
  CASE  NUMBER: 400-42069-BJH                                                          02/13/95, RWD, 2/96
  --------------------------------------------------------------------


                                                                                       MONTH: January 2001
                                                                                       ------------------------------------

  --------------------------------------------------
  QUESTIONNAIRE

  ------------------------------------------------------------------------------------------------------------
                                                                                YES                NO
  ------------------------------------------------------------------------------------------------------------
  1.     HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
         THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                               X
  ------------------------------------------------------------------------------------------------------------
  2.     HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
         OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                          X
  ------------------------------------------------------------------------------------------------------------
  3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
         LOANS) DUE  FROM RELATED PARTIES?                                                         X
  ------------------------------------------------------------------------------------------------------------
  4.     HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
         THIS REPORTING PERIOD?                                                                    X
  ------------------------------------------------------------------------------------------------------------
  5.     HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
         DEBTOR FROM ANY PARTY?                                                                    X
  ------------------------------------------------------------------------------------------------------------
  6.     ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                        X
  ------------------------------------------------------------------------------------------------------------
  7.     ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
         PAST  DUE?                                                                                X
  ------------------------------------------------------------------------------------------------------------
  8.     ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                   X
  ------------------------------------------------------------------------------------------------------------
  9.     ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                            X
  ------------------------------------------------------------------------------------------------------------
  10.    ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
         DELINQUENT?                                                                               X
  ------------------------------------------------------------------------------------------------------------
  11.    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
         REPORTING PERIOD?                                                                         X
  ------------------------------------------------------------------------------------------------------------
  12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                           X
  ------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------



  --------------------------------------------------
  INSURANCE

  ---------------------------------------------------------------------------------------------------------------
                                                                                   YES                NO
  ---------------------------------------------------------------------------------------------------------------
  1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                                     X
  ---------------------------------------------------------------------------------------------------------------
  2.     ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                  X
  ---------------------------------------------------------------------------------------------------------------
  3.     PLEASE  ITEMIZE  POLICIES  BELOW.
  ---------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        This is a non-operating entity. There are no assets or employees with which to cover with insurance.

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------


   --------------------------------------------------------------------------------
                                      INSTALLMENT  PAYMENTS

   ---------------------------------------------------------------------------------------------------------------------
               TYPE  OF                                                                       PAYMENT AMOUNT
                POLICY                  CARRIER                   PERIOD COVERED                & FREQUENCY
   ---------------------------------------------------------------------------------------------------------------------
          N/A

   ---------------------------------------------------------------------------------------------------------------------
          N/A

   ---------------------------------------------------------------------------------------------------------------------
          N/A

   ---------------------------------------------------------------------------------------------------------------------
          N/A

   ---------------------------------------------------------------------------------------------------------------------
          N/A

   ---------------------------------------------------------------------------------------------------------------------
          N/A

   ---------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
CASE  NAME: FLIGHT ONE LOGISTICS, INC.

CASE  NUMBER: 400-42069-BJH

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                           January 2001


8.    OTHER  (ATTACH  LIST)                                                $ 724 Reported
                                               ----------------------------------
           Intercompany Receivables                                          724 Detail
                                               ----------------------------------
                                                                               - Difference

===============================================================================

    ----------------------------------------------------------------------------
    CASE  NAME: FLIGHT ONE LOGISTICS, INC.                                              FOOTNOTES SUPPLEMENT
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    CASE  NUMBER: 400-42069-BJH                                                             ACCRUAL BASIS

    ----------------------------------------------------------------------------

                                                                      MONTH:                January 2001
                                                                                -------------------------------------


    -----------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
             General                           This is a non-operating Company.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              4                       6        All assessments of uncollectible accounts receivable are done
    -----------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
    -----------------------------------------------------------------------------------------------------------------
                                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries
    -----------------------------------------------------------------------------------------------------------------
                                                  as deemed necessary.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              3                      28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    -----------------------------------------------------------------------------------------------------------------

